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                                                                    Exhibit 99.1


                           LIMITED GUARANTY AGREEMENT

         THIS LIMITED GUARANTY AGREEMENT (this "Guaranty") is made this ____ day of November, 1998, by METROMEDIA INTERNATIONAL GROUP, INC., a corporation organized under the laws of the State of Delaware ("Guarantor"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent") for each of the lenders ("Lenders" and collectively with Agent, the "Guaranteed Parties") now or hereafter parties to the Loan Agreement (as defined below).

                                    PREAMBLE

         Agent, Lenders and SNAPPER, INC., a Georgia corporation ("Debtor"), are parties to a certain Loan and Security Agreement dated the date hereof (as at any time amended, modified, renewed or extended, the "Loan Agreement"), pursuant to which Lenders have agreed to make Loans and other extensions of credit to or for the benefit of Debtor on the terms and subject to all of the conditions set forth in the Loan Agreement. Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meaning ascribed to them in the Loan Agreement.

         A condition to Lenders' extension of any credit to Debtor under the Loan Agreement is the execution and delivery of this Guaranty by Guarantor. To induce Lenders to make Loans and extend credit to Debtor under the Loan Agreement in accordance with the terms thereof, Guarantor has agreed to execute and deliver and be bound by the terms of this Guaranty.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid and in order to induce Lenders to make Loans or otherwise extend credit from time to time to Debtor in accordance with the terms of the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, Guarantor hereby unconditionally and absolutely guarantees to each of the Guaranteed Parties (and their respective successors and assigns) the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of the principal of and interest on all Loans and other Obligations (including LC Outstandings) of Debtor to any or all of the Guaranteed Parties (including any portion thereof nominally held by any Guaranteed Party on behalf of others who have acquired participation interests in any of such Obligations), whether arising under the Loan Agreement or any of the other Loan Documents and regardless of


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whether recovery upon any of such Loans or other Obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise, or is or becomes invalid or unenforceable for any other reason (all such Loans and other Obligations being hereinafter referred to collectively as the "Guaranteed Obligations"). Without limiting the generality of the foregoing, the term "Guaranteed Obligations" shall include all reasonable attorneys' fees incurred by any of the Guaranteed Parties in any Insolvency Proceeding of Debtor or any other Obligor and any interest, fees or other charges accruing under any of the Loan Documents in any such Insolvency Proceeding, whether or not any of the same are recoverable from Debtor or such other Obligor estate under 11 U.S.C. Section 506. IN NO EVENT, HOWEVER, SHALL GUARANTOR'S LIABILITY UNDER THIS GUARANTY EXCEED THE MAXIMUM LIABILITY AMOUNT (AS DEFINED BELOW). THE "MAXIMUM LIABILITY AMOUNT" SHALL BE AN AMOUNT EQUAL TO THE SUM OF (A) THE APPLICABLE PRINCIPAL CAP ON THE PAYMENT DUE DATE (AS THOSE TERMS ARE DEFINED BELOW), PLUS (B) INTEREST ON THE UNPAID BALANCE OF THE APPLICABLE PRINCIPAL CAP, FROM AND AFTER THE PAYMENT DUE DATE UNTIL THE APPLICABLE PRINCIPAL CAP IS PAID IN FULL, AT A PER ANNUM RATE EQUAL TO THE DEFAULT RATE APPLICABLE FROM TIME TO TIME FOR BASE RATE LOANS (CALCULATED AND DETERMINED IN ACCORDANCE WITH THE LOAN AGREEMENT) AND (C) ALL COSTS AND ATTORNEYS' FEES INCURRED BY THE GUARANTEED PARTIES IN ENFORCING THE TERMS OF THIS GUARANTY. THE TERM "APPLICABLE PRINCIPAL CAP" SHALL MEAN (X) $10,000,000 IF THE PAYMENT DUE DATE OCCURS PRIOR TO THE OCCURRENCE OF A SPECIFIED DEFAULT AND
(Y) $15,000,000 IF THE PAYMENT DUE DATE OCCURS CONCURRENTLY WITH OR AFTER THE OCCURRENCE OF A SPECIFIED DEFAULT. THE TERM "PAYMENT DUE DATE" SHALL MEAN THE EARLIEST TO OCCUR OF (I) THE DATE ON WHICH AN EVENT OF DEFAULT OCCURS UNDER
SECTION 11.1.10 OF THE LOAN AGREEMENT, (II) THE DATE ON WHICH AN EVENT OF DEFAULT OCCURS UNDER SECTION 11.1.16 OF THE LOAN AGREEMENT, OR (III) THE DATE ON WHICH AGENT MAKES WRITTEN DEMAND FOR PAYMENT BY GUARANTOR UNDER THIS GUARANTY ON OR AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT (WHETHER OR NOT CONSTITUTING A SPECIFIED DEFAULT). A "SPECIFIED DEFAULT" SHALL MEAN (A) ANY EVENT OF DEFAULT OF THE TYPE DESCRIBED IN SECTIONS 11.1.2 (MATERIAL MISREPRESENTATION), 11.1.10 (INSOLVENCY PROCEEDINGS) OR 11.1.16 (REPUDIATION OF GUARANTY) OF THE LOAN AGREEMENT AND (B) ANY BREACH OF ANY COVENANT CONTAINED IN SECTION 9.3 (FINANCIAL COVENANTS) OF THE LOAN AGREEMENT, BUT ONLY AFTER 90 DAYS HAVE ELAPSED FROM THE OCCURRENCE OF SUCH BREACH WITHOUT THE REQUIRED LENDERS, IN THEIR SOLE DISCRETION, HAVING WAIVED SUCH EVENT OF DEFAULT IN WRITING, OR (C) BORROWER'S FAILURE TO PAY ANY OF THE OBLIGATIONS ON THE DUE DATE THEREOF (WHETHER DUE AT STATED MATURITY, ON DEMAND, UPON ACCELERATION OR OTHERWISE), INCLUDING BORROWER'S FAILURE TO PAY ANY OF THE OBLIGATIONS AFTER AN


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ACCELERATION OF THE MATURITY THEREOF PURSUANT TO SECTION 11.2 OF THE LOAN
AGREEMENT AS THE RESULT OF BORROWER'S BREACH OF ANY COVENANT CONTAINED IN
SECTION 9.3 (FINANCIAL COVENANTS) OF THE LOAN AGREEMENT. PAYMENT HEREUNDER SHALL BE DUE AND PAYABLE, AND SHALL BE PAID BY GUARANTOR, ON THE PAYMENT DUE DATE, WITHOUT FURTHER NOTICE TO OR DEMAND UPON GUARANTOR.

         GUARANTOR HEREBY WAIVES: notice of acceptance hereof; notice of any Loans or other extensions of credit from time to time made by any of the Guaranteed Parties to Debtor and the creation or existence of any Guaranteed Obligations; notice of the amount of Guaranteed Obligations from time to time, subject to Guarantor's right to make inquiry of Agent to ascertain the amount of Guaranteed Obligations at any reasonable time; notice of any adverse change in Debtor's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any Note or other instrument; notice of any Default, Event of Default or acceleration and all other notices and demands to which Guarantor might otherwise be entitled under Applicable Law; any right Guarantor may have under Applicable Law to require any or all of the Guaranteed Parties to institute suit against Debtor or any other Obligor after notice or demand from Guarantor or to seek recourse first against Debtor or others, or to realize upon any security for the Guaranteed Obligations, as a condition to enforcing Guarantor's liability and obligations hereunder; any defense that Debtor may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty or security was to be obtained; any defense or claim that any Person purporting to bind Debtor to the payment of Guaranteed Obligations did not have actual or apparent authority to do so; and any right to contest the commercial reasonableness of the disposition of any or all Collateral. Guarantor further waives any right Guarantor may have under Applicable Law to any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any Guaranteed Obligations or with regard to Agent's enforcement of any Lien or other interest any Guaranteed Party may hold in any Property of Debtor.

         If an Event of Default shall occur, then, whether or not any of the Guaranteed Obligations is then due and payable or the maturity thereof has been accelerated or demand for payment thereof from Debtor has been made, Agent may (and shall at the direction of the Required Lenders), without notice to or demand upon Guarantor, make the Guaranteed Obligations (not to exceed the Maximum Liability Amount) immediately due and payable hereunder as to Guarantor and the Guaranteed Parties shall be entitled to enforce the obligations of Guarantor hereunder.


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         Each of the Guaranteed Parties shall have a Lien upon or right of set-off to any and all credits and any and all other Property of Guarantor, now or at any time whatsoever with or in the possession of such Guaranteed Party or any Person holding for such Guaranteed Party as security for any and all Guaranteed Obligations, no matter how or when arising and whether under this or any other instrument or agreement or otherwise.

         The obligations of Guarantor under this Guaranty are absolute and unconditional, irrespective of the validity, legality or enforceability of any of the Loan Documents and, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of the parties that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the liability or obligations of Guarantor hereunder, any or all of the Guaranteed Parties may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations or increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Obligors or other Persons liable for the payment of any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to any of the Guaranteed Obligations or grant other indulgences to Debtor in respect thereof; amend or modify in any manner, or terminate or release, any Loan Documents or other agreements now or hereafter evidencing, securing or otherwise relating to any of the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair any and all Collateral or other Property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which any of the Guaranteed Parties at any time may have a Lien; extend the time of payment of any Collateral consisting of Accounts, Instruments, Chattel Paper or other rights to the payment of money; refuse to enforce its rights, or make any compromise or settlement or agreement therefor, in respect of any and all of such Collateral and other Property, or with any Person liable for any of the Guaranteed Obligations, or with any other Person whatsoever; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations.

         None of the Guaranteed Parties shall be under any obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Guaranteed Obligations. Guarantor shall pay all expenses incurred by any or all of the Guaranteed Parties in connection with enforcement of Guaranteed Parties' rights under this Guaranty, including court costs, collection charges and reasonable attorneys' fees. If and to the extent any Guaranteed Party receives any payment on account of any of the Guaranteed Obligations (whether from Debtor or any other Obligor or


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from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any Insolvency Proceeding, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive the termination or revocation of this Guaranty.

         Any and all present and future debts and obligations of Debtor to Guarantor are hereby waived and postponed in favor of and subordinated to the full payment of the Guaranteed Obligations to the extent provided in the Debt Subordination Agreement among Guarantor, Debtor and Agent, dated as of the date hereof. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of the Guaranteed Parties or any affiliate of the Guaranteed Parties under any separate subordination agreement that the Guaranteed Parties or such affiliate may at any time or from time to time enter into with Guarantor.

         Guarantor represents, warrants and covenants to the Guaranteed Parties, as an inducement to the Guaranteed Parties to make Loans or otherwise grant credit to Debtor under the Loan Documents, that, as of the date of this Guaranty, the fair saleable value of Guarantor's assets exceeds Guarantor's liabilities; Guarantor is meeting current liabilities as they mature; there are not now pending any material court or administrative proceedings(other than as disclosed in Guarantor's Form 10-Q for the quarter ended June 30, 1998)or undischarged judgments against Guarantor and no federal or state tax Liens have been filed or threatened against Guarantor nor is Guarantor in default or claimed default under any agreement for borrowed money; Guarantor is duly authorized to execute and deliver this Guaranty, and the person signing on its behalf below has been duly authorized to do so by the board of directors of Guarantor; and this Guaranty is a valid, binding and lawful obligation of Guarantor, enforceable against Guarantor in accordance with the terms hereof except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights and general equitable principles. Guarantor shall immediately give the Guaranteed Parties written notice of any material adverse change in Guarantor's financial condition, including litigation commenced, tax liens filed, defaults claimed under Guarantor's indebtedness for borrowed money or Insolvency Proceedings commenced by or against Guarantor. Guarantor shall at such reasonable times as the Guaranteed Parties request furnish Guarantor's current financial statements to the Guaranteed Parties and such other information as such Parties may reasonably request in order to evaluate the financial condition of Guarantor; PROVIDED, HOWEVER, that so long as Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the foregoing


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requirement shall be satisfied by the delivery to the Guarantied Parties by
Guarantor of copies of Guarantor's Annual Report on Form 10-K and its Quarterly Report of Form 10-Q. Guarantor shall preserve and maintain its corporate existence and all of its material rights, privileges and franchises and will not reorganize or consolidate with or merge into any other Person without the written consent of the Required Lenders (which consent shall not be unreasonably withheld) and unless the continuing or surviving Person assumes as primary obligor the obligations of Guarantor under this Guaranty, pursuant to documentation in form and substance acceptable to Agent, nor dispose of (whether in one transaction or a series of transactions) all or any substantial part of its Property, whether now owned or hereafter acquired.

         This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional and continuing guaranty of payment of all of the Guaranteed Obligations (not to exceed the Maximum Liability Amount) and not of collectibility of such Guaranteed Obligations only, and shall remain in full force and effect until all of the Guaranteed Obligations have been paid in full and the Commitments have been terminated, without regard to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Debtor to the Guaranteed Parties or with respect to the execution and delivery of any agreement between Debtor and the Guaranteed Parties. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement. The liability of Guarantor under this Guaranty shall not be contingent upon the exercise or enforcement by any of the Guaranteed Parties of any remedies that any or all of them may have against Debtor or any other Obligor or the enforcement of any Lien or realization upon any Collateral in which any or all of the Guaranteed Parties may at any time possess a Lien.

         The Guaranteed Parties shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing any obligations of Guarantor to the Guaranteed Parties, and against Debtor to the full extent provided for in the Loan Documents. No election to proceed in one form of action or proceeding, or against any Obligor, or on any obligation, shall constitute a waiver of any Guaranteed Party's right to proceed in any other form of action or proceeding or against any other Obligor unless such Guaranteed Party has expressly waived such right in writing.

         Guarantor is fully aware of the financial condition of Debtor. Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and in no part upon any representation or statement of the Guaranteed Parties with respect thereto.


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Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Debtor's financial condition as Guarantor may deem material to Guarantor's obligations hereunder and Guarantor is not relying upon, nor expecting the Guaranteed Parties to furnish Guarantor, any information in any Guaranteed Party's possession concerning Debtor's affairs or financial condition. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "guaranty," which risks include, without limitation, the possibility that Debtor will contract additional Guaranteed Obligations for which Guarantor may be liable hereunder after Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

         If for any reason Debtor has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become unrecoverable from Debtor by reason of any Insolvency Proceeding of Debtor or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor up to the Maximum Liability Amount to the same extent as if Guarantor had at all times been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the commencement of any Insolvency Proceeding or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement evidencing or securing the payment of the Guaranteed Obligations or otherwise executed in connection therewith shall be immediately due and payable by Guarantor up to the Maximum Liability Amount.

         To the fullest extent permitted by Applicable Law, Guarantor waives any right that Guarantor may have to terminate or revoke this Guaranty. If notwithstanding the foregoing waiver, Guarantor shall nevertheless have any right under Applicable Law to terminate or revoke this Guaranty, Guarantor agrees that such termination or revocation shall not be effective as to a Guaranteed Party until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by Guarantor, is actually received by an officer of such Guaranteed Party who is familiar with Debtor's account with such Guaranteed Party and this Guaranty; but any such termination or revocation shall not affect or impair the obligation of Guarantor or Guarantor's successors or assigns with respect to any of the Guaranteed Obligations owing to such Guaranteed Party and existing at the time of the receipt by such Guaranteed Party of such revocation or to arise out of or in connection with any transactions theretofore entered into by such Guaranteed Party with or for the account of Debtor. If any Guaranteed Party makes Loans or grants other extensions of credit to or for the benefit of Debtor or takes other action after the termination or revocation by Guarantor but prior to such Guaranteed Party's actual receipt of such written notice of termination or revocation, then the rights of such Guaranteed Party with respect


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to such Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

         Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon each of the Guaranteed Parties shall vest in and be enforceable by such Guaranteed Party and its successors and assigns. Guarantor further agrees that all obligations and duties herein shall be binding upon Guarantor and upon Guarantor's successors and assigns.

         All sums payable to the Guaranteed Parties hereunder, whether of principal, interest, fees, expenses or otherwise, shall be paid in full up to the Maximum Liability Amount and in Dollars, without deduction, offset or counterclaim, and free and clear of any Taxes or other charges, all of which will be for the account of, and paid in full when due by, Guarantor.

         Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction. To the extent any performance of this Guaranty would violate any applicable usury statute or other Applicable Law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of the paragraph shall control every other provision of this Guaranty.

         This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia, and is intended to take effect as a sealed instrument under Georgia law. As part of the consideration for the Guaranteed Parties' making Loans or otherwise granting credit to Debtor, Guarantor hereby agrees that all actions, suits or proceedings arising directly or indirectly hereunder may, at the option of any Guaranteed Party, be litigated in any court having situs within the State of Georgia, and Guarantor hereby expressly consents to the jurisdiction of the Superior Court of Fulton County, Georgia, or, at Agent's option, the United States District Court for the Northern District of Georgia, and consents that any service of process in such action or proceedings may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at Guarantor's last known address. This Guaranty may be enforced by any Guaranteed Party with respect to the Guaranteed Obligations owing to it, without the necessity of joinder of any other Person (including any other Obligor) in any action, suit or other proceeding commenced by such Guaranteed Party. Agent may, on behalf of all Guaranteed Parties, commence any action, suit or other proceeding to enforce


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this Guaranty on behalf of all Guaranteed Parties, and any amounts recovered from Guarantor in connection with any such action, suit or other proceeding shall be distributed by Agent to and among the Guaranteed Parties in accordance with the terms of the Loan Agreement.

         This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligation of Guarantor can be released or waived by the Guaranteed Parties or any officer or agent of the Guaranteed Parties, except by a writing signed by duly authorized officers of Agent and the Required Lenders (except under circumstances when the written consent of all Lenders is required by the Loan Agreement).

         UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID IN FULL AND THE COMMITMENTS HAVE BEEN TERMINATED, GUARANTOR SHALL HAVE NO CLAIM, RIGHT OR REMEDY (WHETHER OR NOT ARISING IN EQUITY, BY CONTRACT OR APPLICABLE LAW) AGAINST DEBTOR OR ANY OTHER PERSON BY REASON OF GUARANTOR'S PAYMENT OR OTHER PERFORMANCE HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GUARANTOR HEREBY SUBORDINATES TO THE FULL AND FINAL PAYMENT OF THE GUARANTEED OBLIGATIONS ANY AND ALL LEGAL OR EQUITABLE RIGHTS OR CLAIMS THAT GUARANTOR MAY HAVE TO REIMBURSEMENT, SUBROGATION, INDEMNITY AND EXONERATION AND AGREES THAT UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAS BEEN PAID IN FULL AND THE LOAN AGREEMENT HAS BEEN TERMINATED, GUARANTOR SHALL HAVE NO RECOURSE TO ANY ASSETS OR PROPERTY OF DEBTOR (INCLUDING ANY ASSETS SECURING ANY OF THE GUARANTEED OBLIGATIONS) AND NO RIGHT OF RECOURSE AGAINST OR CONTRIBUTION FROM ANY OTHER PERSON IN ANY WAY DIRECTLY OR CONTINGENTLY LIABLE FOR ANY OF THE GUARANTEED OBLIGATIONS, WHETHER ANY OF SUCH RIGHTS ARISE UNDER CONTRACT, IN EQUITY OR UNDER APPLICABLE LAW.

         As used herein, all references to the term "Guarantor" shall mean Guarantor and Guarantor's successors and assigns (including any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy
Code); all references to the term "the Guaranteed Parties" shall mean each of the Guaranteed Parties and its successors and assigns and all references to the term "Debtor" shall mean Debtor and its successors and assigns (including any receiver, trustee or custodian for Debtor or any of its assets or Debtor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy
Code); all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to "include" or "including" shall mean "including, without limitation."


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

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND, BY THEIR ACCEPTANCE HEREOF, THE GUARANTEED PARTIES EACH HEREBY WAIVES THE RIGHT TO A JURY TRIAL IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY AND GUARANTOR FURTHER WAIVES ANY RIGHTS ARISING UNDER APPLICABLE LAW TO REQUIRE ANY OR ALL OF THE GUARANTEED PARTIES TO INSTITUTE SUIT AGAINST DEBTOR OR ANY OTHER PERSON LIABLE FOR ANY OF THE GUARANTEED OBLIGATIONS OR TO EXHAUST ANY GUARANTEED PARTY'S RIGHTS AND REMEDIES AGAINST DEBTOR, ANY OTHER PERSON LIABLE FOR ANY OF THE GUARANTEED OBLIGATIONS, OR ANY OF THE COLLATERAL, GUARANTOR BEING BOUND TO THE PAYMENT OF ANY AND ALL GUARANTEED OBLIGATIONS, WHETHER NOW EXISTING OR HEREAFTER ACCRUING, AS FULLY AS IF SUCH GUARANTEED OBLIGATIONS WERE DIRECTLY OWING TO THE GUARANTEED PARTIES BY GUARANTOR.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal on the date first above written.

ATTEST:                                      METROMEDIA INTERNATIONAL
                                             GROUP, INC. ("Guarantor")

                                             By:
----------------------------------              --------------------------------
MITCHELL J. STIER,                              SILVIA KESSEL, Executive Vice
Assistant Secretary                             President
[CORPORATE SEAL]










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